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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 21, 1995


                                 GTI CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-4289                                           05-0278990
----------------------                         ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


      9171 Towne Centre Drive, Suite 460, San Diego, California     92122
    -----------------------------------------------------------------------
                (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (619) 546-0531
                                                           ---------------


This report contains a total of 3 pages of which this page is number 1.
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(c)      Exhibits

         (i) Exhibit 99    CE       Asset Purchase Agreement dated as of
                                    December 16, 1995 among GTI Corporation,
                                    Component Intertechnologies, Inc., and
                                    Component-Ireland Holding Corporation.
                                    This exhibit was previously filed in
                                    paper format on Form SE on January 5,
                                    1996. In accordance with Rule 201(b) of
                                    Regulation S-T, this exhibit is being filed electronically within six business days of the original date of this Current Report on Form 8-K (January 5, 1996). This Current
                                    Report on Form 8-K/A is amended only to
                                    facilitate the electronic filing of Exhibit
                                    99. No other revisions have been made to this Current Report on Form 8-K, as originally filed on January 5, 1996.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  January 16, 1996                        GTI CORPORATION

                                     By:       /s/ Douglas J. Downs
                                              -----------------------------

                                              Douglas J. Downs
                                              Vice President and Chief
                                              Financial Officer
                                              (signing as both
                                               authorized officer
                                               and Chief Financial
                                               Officer)

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